UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) September 13, 2005

IMMUNOTECHNOLOGY CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-24641	84-1016435
(Commission File Number)	(IRS Employer Identification No.)

1661 Lakeview Circle, Ogden, UT	84403
(Address of Principal Executive Offices)	(Zip Code)

801-399-3632
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes In Registrant’s Certifying Accountant

(a) Previous principal accountant to audit financial statements.

(i) On September 13, 2005, Immunotechnology, Inc. (the “Registrant”) dismissed HJ& Associates (“HJ”) as its principal accountant to audit its financial statements. HJ audited the Registrant’s financial statements for the year ended June 30, 2004. It did not audit the Registrant’s financial statements for the year ended June 30, 2003 and did not report on the Registrant’s financial statements for the year ended June 30, 2003.

(ii) HJ’s report on the financial statements of the Registrant for the year ended June 30, 2004 contained a going concern qualification but did not contain any other adverse opinion or a disclaimer of opinion, or other qualification or modification as to uncertainty, audit scope or accounting principles.

(iii) The Registrant’s Board of Directors approved the change in principal accountant to audit the Registrant’s financial statements.

(iv) During the two most recent fiscal years and the subsequent period to and including September 13, 2005, there have been no disagreements between HJ and the Registrant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of HJ, would have caused it to make a reference to the subject matter of any such disagreement with its report.

(b) New principal accountant to audit financial statements.

On September 13, 2005, the Registrant engaged Spector & Wong, LLP (“Spector”) as its principal accountant to audit the Registrant’s financial statements. During the two most recent fiscal years ended June 30, 2005 and the subsequent period to and including September 13, 2005, the Registrant has not consulted with Spector regarding any of the following: (1) the application of accounting principles to a specified transaction, either completed or proposed; (2) the type of audit opinion that might be rendered on the Registrant’s respective financial statements, and neither a written report nor oral advice was provided to the Registrant that Spector concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue, or (3) any other matter

(c)  HJ letter.

The Registrant delivered a copy of this Report on Form 8-K to HJ on October 4, 2005 and requested that a letter addressed to the Securities and Exchange Commission be provided stating whether or not HJ agrees with the statements made by the Registrant herein and, if not, stating the respects in which it does not agree. A copy of such letter is attached hereto as an exhibit.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits. 16.1: HJ & Associates, LLC letter dated October 4, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 4, 2005	IMMUNOTECHNOLOGY CORPORATION

By: /s/ Mark A. Scharmann
Mark A. Scharmann
Chief Executive Officer and
Chief Financial Officer